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                                                                  Exhibit 10.6

                      FLEMINGTON PHARMACEUTICAL CORPORATION

                        INCENTIVE STOCK OPTION AGREEMENT

         AGREEMENT, made as of this ____ day of _____________, by and between FLEMINGTON PHARMACEUTICAL CORPORATION, a New Jersey Corporation, having offices at __________________________________________________ (the "Company"), and
__________ (the "Optionee"). Capitalized terms not defined herein shall have the meanings ascribed thereto in the Plan.

         WHEREAS, on April 30, 1992, the Board of Directors of the Company (the "Board") adopted the Flemington Pharmaceutical Corporation 1992 Stock Option Plan (the "Plan"), subject to approval by the stockholders of the Company by __________ 1993; and


         WHEREAS, on __________ (the "Grant Date") pursuant to the terms and conditions of the Plan, the Board authorized the grant to the Optionee of an Option (the "Option") to purchase an aggregate of ________ (________) shares of the authorized but unissued Common Stock (the "Option Shares"), conditioned upon the Optionee's acceptance thereof upon the terms and conditions set forth in this Agreement and subject to the terms and conditions of the Plan; and

         WHEREAS, the Optionee desires to acquire the Option on the terms and conditions set forth in this Agreement and subject to the terms and conditions of the Plan;

         NOW, THEREFORE, it is agreed:

1.       Date of Grant. The date of grant of this Option is __________.

2. Nature of the Option. This Option is intended to qualify as an Incentive Stock Option.

3. Exercise Price. The exercise price is _____ (110% of the Fair Market Value of the Common Stock on the date hereof) for each share of Common Stock, subject to adjustment in accordance with the Plan.

4. Exercisability of Option. This Option shall be exercisable during its term as follows:

         4.1   The Option granted hereby shall be fully exercisable immediately.

         4.2   This Option may not be exercised for a fraction of a share.

         4.3 After a portion of the Option becomes exercisable it shall remain exercisable except as otherwise provided herein, until the close of business on the tenth anniversary of the Grant Date.


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5.       Method of Exercise.

         5.1 Notice to the Company. The Option shall be exercised in whole or in part by written notice in substantially the form attached hereto as Exhibit A directed to the Company at its principal place of business accompanied by full payment of the exercise price as hereinafter provided for the number of Option Shares specified in the notice.

         5.2 Delivery of Option Shares. The Company shall deliver a certificate for the Option Shares to the Optionee as soon as practicable after payment therefor.

         5.3 Payment of Purchase Price.

                  5.3.1 Cash Payment. The Optionee shall make cash payments by wire transfer, certified or bank check or personal check, in each case payable to the order of the Company; the Company shall not be required to deliver certificates for Option Shares until the Company has confirmed the receipt of good and available funds in payment of the purchase price thereof.

                  5.3.2 Cashless Payment. At the election of the Optionee, the purchase price for any or all of the Option Shares to be acquired may be paid by: (i) surrender of shares of Common Stock of the Company held by or for the account of the Optionee with a Fair Market Value equal to the purchase price multiplied by the number of Option Shares to be purchased, or (ii) the surrender of any exercisable but unexercised portion of the Option having a Fair Market Value equal to the purchase price multiplied by the number of Option Shares to be purchased. In either case, the Fair Market Value of the surrendered shares or options shall be determined as of the date of exercise as follows: "Fair Market Value" of the Common Stock means, as of the exercise date: (i) if the Common Stock is listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, the last sale price of the Common Stock in the principal trading market for the Common Stock on the last trading day preceding such date, as reported by the exchange or NASDAQ, as the case may be; (ii) if the Common Stock is not listed on a national securities exchange or quoted on the NASDAQ National Market or NASDAQ SmallCap Market, but is traded in the over-the-counter market, the closing bid price of the Common Stock on the last trading day preceding such date for which such quotations are reported by the National Quotation Bureau, Incorporated or similar publisher of such quotations; and (iii) if the fair market value of the Common Stock cannot be determined pursuant to clause (i) or (ii) above, such price as the Company shall determine, in good faith. The Fair Market Value of a surrendered portion of the Option means, as of the exercise date, an amount equal to the excess of the total fair market value of the shares of Common Stock underlying the surrendered portion of the Option (as determined in accordance with the immediately preceding sentence) over the total purchase price of such shares of Common Stock underlying the surrendered portion of the Option. The Company shall issue a certificate or certificates evidencing the Option Shares as soon as practicable after the notice and payment is received. The certificate or certificates evidencing the Option Shares shall be registered in the name of the person or persons so exercising the Option.

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                  5.3.3 Payment Price of Withholding Tax. Any required
withholding tax may be paid in cash or with Common Stock in accordance with Sections 5.3.1 and 5.3.2.

                  5.3.4 Exchange Act Compliance. Notwithstanding the foregoing, the Company shall have the right to reject the payment in the form of Common Stock if in the reasonable opinion of counsel for the Company (i) it could result in an event of "recapture" under Section 16(b) of the Securities Exchange Act of 1934; or (ii) such shares of Common Stock may not be sold or transferred to the Company.

                  5.3.5 Restrictions on Exercise. This Option may not be exercised if the issuance of such Shares upon such exercise or the method of payment of consideration for such shares would constitute a violation of any applicable federal or state securities or other law or regulation, including any rule under Part 207 of Title 12 of the Code of Federal Regulations ("Regulation G") as promulgated by the Federal Reserve Board. As a condition to the exercise of this Option, the Company may require the Optionee to make any representation and warranty to the Company as may be required by any applicable law or regulation.

6. Optionee's Representations. The Optionee hereby represents and warrants to the Company that:

         6.1 Investment Intent. The Optionee is acquiring the Option and shall acquire the Option Shares for his own account and not with a view towards the distribution thereof.

         6.2      Exchange Act Documents. [Intentionally omitted]

         6.3 Registration. The Optionee understands that he or she must for an indefinite period of time bear the economic risk of the investment in the Option Shares, which cannot be sold by him unless they are registered under the Securities Act of 1933, as amended (the "1933 Act") or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act. The issuance of the Option Shares is intended to qualify for the exemption from registration under the 1933 Act provided by Rule 701 thereunder.

         6.4 Access to Information. The Optionee has had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possesses or may possess such information or can acquire it without unreasonable effort or expense.

         6.5 Transfer Restrictions. The Optionee is aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein.

         6.6 Legends. The certificates evidencing the Option Shares shall bear the following legends:

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                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                  "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of __________, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

7. Withholding Tax. Not later than the date as of which an amount first becomes includable in the gross income of the Optionee for Federal income tax purposes with respect to the Option, the Optionee shall pay to the Company, or make arrangements satisfactory to the Committee regarding the payment of, any Federal, state and local taxes of any kind required by law to be withheld or paid with respect to such amount. The obligations of the Company under the Plan and pursuant to this Agreement shall be conditional upon such payment or arrangements with the Company and the Company shall, to the extent permitted by law, have the right to deduct any such taxes from any payment of any kind otherwise due to the Optionee from the Company.

8. Termination of Status as an Employee. If Optionee ceases to serve as an Employee, the Optionee may, but only within thirty (30) days after the date the Optionee ceased to be an Employee of the Company, exercise this Option to the extent that the Optionee was entitled to exercise it at the date of such termination. If the Optionee's employment is terminated by the Company for any reason other than for Cause, as defined in the Employment Agreement, the Optionee, at his option, may (i) exercise this Option in accordance with the provisions of the foregoing sentence, or (ii) exchange this Option for non-qualified stock option having like terms.

9. Disability of Optionee. Notwithstanding the provisions of Section 8 above, if Optionee is unable to continue the Optionee's employment with the Company as a result of his total and permanent disability (as defined in Section 105(d)(4) of the Code), the Optionee may, but only within twelve (12) months from the date of termination of employment, exercise this Option to the extent the Optionee was entitled to exercise it at the date of such termination, or if the Optionee does not exercise such Option (which the Optionee was entitled to exercise) within the time specified herein, the Option shall terminate.

10. Death of Optionee. In the event of the death of the Optionee:

         10.1 During the term of this Option and while an Employee of the Company and having been in Continuous Status an an Employee since the date of grant of the Option, this Option may be exercised, at any time within twelve
(12) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise this Option by bequest or

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inheritance, but only to the extent of the right to exercise that would have accrued had Optionee continued living one (1) month after the date of death; or

         10.2 Within thirty (30) days after the termination of Optionee's Continous Status as an Employee, the Option may be exercised, at any time within three (3) months following the date of death, by Optionee's estate or by a person who acquired the right to exercise the Option by bequest or inheritance, but only to the extent of the right to exercise that had accrued at the date of termination.

11. Non-Transferability of Option. This Option may not be transferred in any manner otherwise than by will or by the laws of descent or distribution and may be exercised during the lifetime of Optionee only by the Optionee. The terms of this Option shall be binding upon the executors, administrators, heirs, successors and assigns of the Optionee. No transfer of the Option by the Optionee by will or by the laws of descent and distribution shall be effective to bind the Company unless the Company shall have been furnished with written notice thereof and a copy of the Will and such other evidence as the Company may deem necessary to establish the validity of the transfer and the acceptance by the transferee or transferees of the terms and conditions of the Option.

12. Early Disposition of Shares. Optionee understands that if the Optionee disposes of any Option Shares received upon exercise of this Option within two
(2) years after the date of this Agreement or within one (1) year after the date after such Option Shares were issued to the Optionee, the Optionee will be treated for federal income tax purposes as having received ordinary income at the time of such disposition in an amount equal to the excess of the fair market value of the Option Shares at the time such Option Shares were delivered to the Optionee over the price paid for the Option Shares. Optionee hereby agrees to notify the Company in writing within thirty (30) days after the date of any such disposition. Optionee understands that if the Optionee disposes of such Option Shares at any time after the expiration of such two-year and one-year holding periods, any gain on such sale will be taxed as capital gain.

13. Term of Option. This Option may not be exercised more than ten years from the date of grant of this Option, and may be exercised during such term only in accordance with the Plan and the terms of this Option Agreement.

14. Restriction on Transfer of Option Shares. Anything in this Agreement to the contrary notwithstanding, the Optionee hereby agrees that he or she shall not sell, transfer by any means or otherwise dispose of the Option Shares acquired by him or her without registration under the 1933 Act, or in the event that they are not so registered, unless (i) an exemption from the 1933 Act registration requirements is available thereunder, and (ii) the Optionee has furnished the Company with notice of such proposed transfer and the Company's legal counsel, in its reasonable opinion, shall deem such proposed transfer to be so exempt.


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15.      Miscellaneous.

         15.1 Notices. All notices, requests, deliveries, payments, demands and other communications which are required or permitted to be given under this Agreement shall be in writing and shall be either delivered personally or sent by registered or certified mail, or by private courier, return receipt requested, postage prepaid to the Company at its principal executive office and to the Optionee at his or her address set forth below, or to such other address as either party shall have specified by notice in writing to the other. Notice shall be deemed duly given hereunder when delivered or mailed as provided herein.

         15.2 Plan Paramount; Conflicts with Plan. This Agreement and the Option shall, in all respects, be subject to the terms and conditions of the Plan, whether or not stated herein. In the event of a conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall in all respects be controlling.

         15.3 Stockholder Rights. The Optionee shall not have any of the rights of a stockholder with respect to the Option Shares until such shares have been issued after the due exercise of the Option.

         15.4 Waiver. The waiver by any party hereto of a breach of any provision of this Agreement shall not operate or be construed as a waiver of any other or subsequent breach.

         15.5 Entire Agreement. This Agreement constitutes the entire agreement between the parties with respect to the subject matter hereof. This Agreement may not be amended except by writing executed by the Optionee and the Company.

         15.6 Binding Effect; Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto and, to the extent not prohibited herein, their respective heirs, successors, assigns and representatives. Nothing in this Agreement expressed or implied, is intended to confer on any person other than the parties hereto and as provided above, their respective heirs, successors, assigns and representatives any rights, remedies, obligations or liabilities.

         15.7 Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New Jersey (without regard to choice of law provisions).

         15.8 Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.


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         IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the day and year first above written.

                                    FLEMINGTON PHARMACEUTICAL CORPORATION
                                    (a New Jersey corporation)


                                             By:      _____________________

                  Optionee acknowledges receipt of a copy of the Plan, a copy of which is annexed hereto, and represents that the Optionee is familiar with the terms and provisions thereof, and hereby accepts this Option subject to all of the terms and provisions thereof. Optionee hereby agrees to accept as binding, conclusive and final all decisions or interpretations of the Board upon any questions arising under the Plan.




                                                      _________________________

                                                      _______________, Optionee


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                                                                    EXHIBIT A

                      FORM OF NOTICE OF EXERCISE OF OPTION


-------------------------
           Date


Flemington Pharmaceutical Corporation

Attention:        Board of Directors

                  Re: Flemington Pharmaceutical Corporation Stock Option Plan Purchase of Option Shares

Gentlemen:

         In accordance with my Stock Option Agreement dated as of __________ ("Agreement") with Flemington Pharmaceutical Corporation (the "Company"), I hereby irrevocably elect to exercise the right to purchase __________ shares of the Company's common stock, par value $.01 per share ("Common Stock"), which are being purchased for investment and not for resale. All capitalized terms not defined herein shall have the meanings ascribed to them in the Plan.

         As payment for my shares, enclosed is (check and complete applicable box[es]):

         |_| a [personal check] [certified check] [bank check] payable to the order of "Flemington Pharmacuetical Corporation" in the sum of $__________;

         |_|      confirmation of wire transfer in the amount of $__________;
                  and/or

         |_| certificate for __________ shares of the Company's Common Stock, free and clear of any encumbrances, duly endorsed, having a Fair Market Value (as such term is defined in the Plan) of $___________.

         |_| I hereby surrender that portion of the unexercised, but exercisable, portion of the Option having a Fair Market Value (as such term is defined in the Plan) equal to the purchase price multiplied by the number of shares of Common Stock being purchased hereunder, to wit: the Option to purchase __________ Option Shares.

         I hereby represent, warrant to, and agree with, the Company that
                  (i) I am acquiring the Option Shares for my own account for investment purposes only and not with a view to, or for the resale in connection with any "distribution" thereof for purposes of the Securities Act of 1933 (the "Securities Act");

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                  (ii) I am aware of the Company's business affairs and
financial condition, and have acquired sufficient information about the Company to reach an informed and knowledgeable decision to acquire the securities. I have received a copy of all reports and documents required to be filed by the Company with the Commission pursuant to the Exchange Act within the last 24 months and all reports issued by the Company to its stockholders;

                  (iii) I understand that I must bear for an indefinite period of time the economic risk of an investment in the Option Shares, which cannot be sold by me unless they are registered under the Securities Act or an exemption therefrom is available thereunder and that the Company is under no obligation to register the Option Shares for sale under the 1933 Act;

                  (iv) in my position with the Company, I have had both the opportunity to ask questions and receive answers from the officers and directors of the Company and all persons acting on its behalf concerning the terms and conditions of the offer made hereunder and to obtain any additional information to the extent the Company possess or may possess such information or can acquire it without unreasonable effort or expense necessary to verify the accuracy of the information obtained pursuant to clause (ii) above;

                  (v) I am aware that the Company shall place stop transfer orders with its transfer agent against the transfer of the Option Shares in the absence of registration under the 1933 Act or an exemption therefrom as provided herein;

                  (vi) my rights with respect to the Option Shares shall, in all respects, be subject to the terms and conditions of this Company's Stock Option Plan and this Agreement; and

                  (vii) the certificates evidencing the Option Shares shall bear the following legends:

                  "The shares represented by this certificate have been acquired for investment and have not been registered under the Securities Act of 1933. The shares may not be sold or transferred in the absence of such registration or an exemption therefrom under said Act."

                  "The shares represented by this certificate have been acquired pursuant to a Stock Option Agreement, dated as of __________, a copy of which is on file with the Company, and may not be transferred, pledged or disposed of except in accordance with the terms and conditions thereof."

                  (viii) I am familiar with the provisions of Rule 144, promulgated under the Securities Act, which, in substance, permits limited public resale of "restricted securities" acquired, directly or indirectly, from the issuer thereof (or from an affiliate of such issuer), in a non-public offering subject to the satisfaction of certain conditions, including, among other things: (1) the availability of certain public information about the Company; (2) the resale occurring not less than two years after the party has purchased, and made full payment within the

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meaning of Rule 144, for the securities to be sold; and, in the case of an affiliate, or of a non-affiliate who has held the securities less than three years, (3) the sale being made through a broker in an unsolicited "broker's transaction" or in transactions directly with a market maker (as said term is defined under the Securities Exchange Act of 1934) and the amount of securities being sold during any three-month period not exceeding the specified limitations stated in Rule 144, if applicable.

                  (ix) I further understand that at the time I wish to sell the securities there may be no public market upon which to make such a sale, and that, even if such a public market then exists, the Company may not be satisfying the current public information requirements of Rule 144, and that, in such event, I would be precluded from selling the securities under Rule 144 even if the two-year minimum holding period is satisfied.

                  (x) I further understand that in the event all of the applicable requirements of Rule 144 are not satisfied, registration under the Securities Act, compliance with Regulation A, or some other registration exemption will be required; and that, notwithstanding the fact that Rule 144 is not exclusive, the Staff of the SEC has expressed its opinion that persons proposing to sell private placement securities other than in a registered offering and otherwise than pursuant to rule 144 will have a substantial burden of proof in establishing that an exemption from registration is available for such offers or sales, and that such persons and their respective brokers who participate in such transactions do so at their own risk.

Kindly forward to me my certificate at your earliest convenience.

Very truly yours,


---------------------------------           ----------------------------------
(Signature)                                 (Address)
---------------------------------           ----------------------------------
(Print Name)
                                            ----------------------------------
                                            (Social Security Number)